EXHIBIT 10.7
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SECOND AMENDMENT TO LEASE
This Second Amendment (the “Amendment”) to Lease is made as of July 28, 2016 but effective as of June 18, 2016, by and between ARE-JOHN HOPKINS COURT, LLC, a Delaware limited liability company (“Landlord”), and NANTKWEST, INC., fka CONKWEST, INC., a Delaware corporation (“Tenant”).
RECITALS
A.Landlord and Tenant are parties to that certain Lease Agreement dated as of June 19, 2015 as amended by that certain First Amendment to Lease dated July 16, 2015 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 44,681 rentable square feet (“Premises”) in a building located at 3530 John Hopkins Court, San Diego, California. The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.
B.Landlord and Tenant desire to amend the Lease to, as further described below, extend the deadline for Tenant's shall delivery of its test fit and any other programming information detailing Tenant's requirements for the Tenant Improvements from twelve (12) months after the date of the Work Letter to eighteen (18) months after the date of the Work Letter.
AGREEMENT
Now, therefore, the parties hereto agree that the Lease is amended as follows:
1.Amendment. The first sentence of Section 2(b) of the Work Letter is hereby deleted in its entirety and replaced with the following:
“Tenant shall deliver to Landlord and the TI Architect its test fit and any other programming information detailing Tenant's requirements for the Tenant Improvements within eighteen (18) months after the date hereof.”
2.Miscellaneous.
(a)This Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Amendment may be amended only by an agreement in writing, signed by the parties hereto.
(b)This Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.
(c)This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Amendment attached thereto.
(d)Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction, and that no Broker brought

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about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.
(e)Except as amended and/or modified by this Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall prevail. Whether or not specifically amended by this Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.
(Signatures on Next Page)

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

LANDLORD:	ARE-JOHN HOPKINS COURT, LLC,
a Delaware limited liability company

	By:	ARE-QRS CORP.,
a Maryland corporation, managing member

By: /s/ Gary Dean
Gary Dean
Senior Vice President
RE Legal Affairs

TENANT:	NANTKWEST, INC.,
a Delaware corporation

By: /s/ Barry J. Simon
Barry J. Simon, M.D.
President & COO
NantKwest Inc.